UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	October 1, 2010

Kenexa Corporation (Exact Name of Issuer as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation or Organization)	000-51358 (Commission File Number)	23-3024013 (I.R.S. Employer Identification Number)

650 East Swedesford Road, Wayne, Pennsylvania (Address of Principal Executive Offices)	19087 (Zip Code)

(610) 971-9171 (Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 Item 2.01.   Completion of Acquisition or Disposition of Assets.

On October 1, 2010, Kenexa Corporation, a Pennsylvania corporation (“Kenexa”), completed its previously announced acquisition of all of the outstanding shares of common stock, par value $0.0001 per share (the “Shares”), of Salary.com, Inc., a Delaware corporation (“Salary.com”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 31, 2010, by and among Kenexa, Spirit Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Kenexa (the “Purchaser”), and Salary.com.

Kenexa’s acquisition of the Shares was structured as a two-step transaction, with a cash tender offer by the Purchaser for the Shares at a price of $4.07 per Share, net to the seller in cash, without interest and less any applicable withholding taxes (the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated September 2, 2010, and in the related Letter of Transmittal, each filed by Kenexa and the Purchaser with the Securities and Exchange Commission on September 2, 2010 (which, together with all amendments and supplements thereto, collectively constitute the “Offer”).

The Offer expired at 12:00 midnight, New York City time, at the end of the day on September 30, 2010. Based upon information provided by Computershare Trust Company, N.A., the depositary for the Offer, an aggregate of 15,633,332 Shares were validly tendered and not withdrawn, representing approximately 86.8% of the outstanding Shares (79.3% of the outstanding Shares on a fully diluted basis).  Additionally, the depositary indicated that an additional 1,003,862 Shares were tendered by notice of guaranteed delivery.  On October 1, 2010, the Purchaser accepted for payment all validly tendered and not withdrawn Shares and promptly made payment for such Shares in accordance with the terms of the Offer and applicable law.

Following the Purchaser’s acceptance for payment of all validly tendered and not withdrawn Shares on October 1, 2010, pursuant to the terms of the Merger Agreement, the Purchaser exercised its option (the “Top-Up Option”) to purchase directly from Salary.com 21,067,796 newly issued Shares (the “Top-Up Shares”) at the Offer Price in exchange for a promissory note issued by Purchaser to Salary.com in the aggregate principal amount of $85,745,929.72, bearing interest at the applicable federal rate as determined under Section 1274(d) of the Internal Revenue Code of 1986, as amended, with principal and interest due one year after the date of issuance, prepayable in whole or in part without premium or penalty. The Top-Up Shares, when combined with the Shares purchased by the Purchaser in the Offer, represented one share more than 90% of the outstanding Shares on a fully diluted basis.  Immediately following the exercise of the Top-Up Option, Purchaser merged with and into Salary.com, with Salary.com surviving as a wholly-owned subsidiary of Kenexa (the “Merger”) in accordance with the provisions of Delaware law that authorize the completion of the Merger without a vote or meeting of the stockholders of Salary.com.

Upon consummation of the Merger, Salary.com requested that the Nasdaq Stock Market file with the Securities and Exchange Commission a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) on Form 25, in order to effect the delisting of the Shares from the Nasdaq Capital Market and the deregistration of such Shares under Section 12(b) of the Exchange Act.  In the Merger, each remaining outstanding Share was cancelled and converted (other than Shares held by Kenexa, the Purchaser, Salary.com or any of their respective subsidiaries and Shares held by holders who properly exercise their appraisal rights under applicable Delaware law) into the right to receive the Offer Price.

The aggregate merger consideration paid by Kenexa was approximately $80 million, plus related transaction fees and expenses. Kenexa funded the acquisition from available cash and through available borrowings under its credit facility.

    The foregoing summary description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 8.01.   Other Events.

On October 1, 2010, Kenexa issued a press release announcing that it had completed its acquisition of Salary.com. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.
The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.
(b)	Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit No.	Description
2.1*
Agreement and Plan of Merger, dated as of August 31, 2010, among Kenexa Corporation, Spirit Merger Sub, Inc. and Salary.com, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Kenexa Corporation with the Securities and Exchange Commission on September 1, 2010).

99.1	Press Release, dated October 1, 2010, announcing the completion of the Merger.

*    Kenexa Corporation will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request; provided, however, that Kenexa Corporation may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2010	By: /s/ Donald F. Volk Donald F. Volk Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1*
Agreement and Plan of Merger, dated as of August 31, 2010, among Kenexa Corporation, Spirit Merger Sub, Inc. and Salary.com, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Kenexa Corporation with the Securities and Exchange Commission on September 1, 2010).

99.1	Press Release, dated October 1, 2010, announcing the completion of the Merger.

*    Kenexa Corporation will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request; provided, however, that Kenexa Corporation may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.